SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2002

CROWN AMERICAN REALTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12216 25-1713733

(Commission File Number) (IRS Employer Identification No.)

Pasquerilla Plaza, Johnstown, Pennsylvania, 15901
(Address of Principal Executive Offices)

(814)-536-4441
(Registrant's Telephone Number Including Area Code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 19, 2002, Crown American Realty Trust ("Crown") completed the acquisition of the Wiregrass Commons Mall, an enclosed regional shopping mall located in Dothan, Alabama, from Metropolitan Life Insurance Company. The purchase also included 60 acres of adjacent vacant land. The purchase price, excluding closing costs and expenses, was $40.25 million and was financed by a $30.0 million year floating rate mortgage loan from South Trust Bank bearing interest at LIBOR plus 2.00%, with the balance funded from cash and from Crown's line of credit. The transaction was consummated pursuant to a Purchase and Sale Agreement, entered into on September 11, 2002. The purchase price was arrived at by negotiation among the parties.

On September 23, 2002, Crown completed the acquisition of Valley View Mall, an enclosed regional shopping mall located in La Crosse, Wisconsin, from The Equitable Life Assurance Society of the United States. The purchase price, excluding closing costs and expenses, was $49.92 million and was financed by a $37.0 million seven-year fixed rate mortgage loan from Morgan Stanley Dean Witter Mortgage Capital, Inc., bearing interest at 6.15%, with the balance funded from Crown's line of credit. The transaction was consummated pursuant to a Purchase and Sale Agreement dated July 22, 2002. The purchase price was arrived at by negotiation among the parties.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Wiregrass Commons Mall and Valley View Mall will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must be filed.

(b) The pro forma financial information of Crown reflecting the Wiregrass Commons and Valley View acquisitions will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must filed.

(c) Exhibits.

Exhibit 2.1 Purchase and Sale Agreement, dated as of September 11, 2002, between Metropolitan Life Insurance Company and Crown American Properties, L.P. (Exhibits and Schedules omitted).*

Exhibit 2.2 First Amendment to Purchase and Sale Agreement dated as of October 22, 2002.*

Exhibit 2.3 Purchase and Sale Agreement, dated as of July 22, 2002, between The Equitable Life Assurance Society of the United States and Crown American Properties, L.P. (Exhibits and Schedules omitted).*

Exhibit 2.4 First Amendment to Purchase and Sale Agreement dated as of August 23, 2002.*

Exhibit 2.5 Second Amendment to Purchase and Sale Agreement dated as of September 6, 2002.*

Exhibit 2.6 Third Amendment to Purchase and Sale Agreement dated as of September 13, 2002.*

Exhibit 2.7 Fourth Amendment to Purchase and Sale Agreement dated as of September 14, 2002.*

Exhibit 2.8 Assignment and Assumption of Purchase and Sale Agreement dated as of September 18, 2002.*

Exhibit 99.1 Press release dated November 20, 2002.*

Exhibit 99.2 Press release dated September 27, 2002.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN AMERICAN REALTY TRUST (Registrant)

By    /s/ Mark E. Pasquerilla
Mark E. Pasquerilla
Date: December 2, 2002 Chief Executive Officer

EXHIBIT INDEX
(Pursuant to Item 601 of Regulation S-X)

Exhibit
Number Description and Method of Filing

2.1 Purchase and Sale Agreement, dated as of September 11, 2002 between Metropolitan Life Insurance Company and Crown American Properties, L.P. (Exhibits and Schedules omitted), filed herewith.

2.2 First Amendment to Sale Agreement dated as of October 22, 2002, filed herewith.

2.3 Purchase and Sale Agreement, dated as of July 22, 2002, between The Equitable Life Assurance Society of the United States and Crown American Properties, L.P. (Exhibits and Schedules omitted), filed herewith.

2.4 First Amendment to Purchase and Sale Agreement dated as of August 23, 2002, filed herewith.

2.5 Second Amendment to Purchase and Sale Agreement dated as of September 6, 2002, filed herewith.

2.6 Third Amendment to Purchase and Sale Agreement dated as of September 13, 2002, filed herewith.

2.7 Fourth Amendment to Purchase and Sale Agreement dated as of September 14, 2002, filed herewith.

2.8 Assignment and Assumption of Purchase and Sale Agreement dated as of September 18, 2002, filed herewith.

99.1 Press release dated November 20, 2002, filed herewith.

99.2 Press release dated September 27, 2002, filed herewith.